SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 16, 2002
                             -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


          California                      0-31080                 68-0434802
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


1500 Soscol Avenue, Napa, California                              94559-3045
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.      Other Events.
             ------------


             Press Release. On January 16, 2002, North Bay Bancorp issued a press release announcing that President and CEO Terry L. Robinson will be stepping aside as President and CEO of The Vintage Bank to devote full time to management of North Bay Bancorp, and that Glen C. Terry will become President and CEO of The Vintage Bank. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (b)      Exhibits


99.1     Press release announcing CEO transition.

                                   SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: January 14,  2002             NORTH BAY BANCORP



                                    /s/ Terry L. Robinson
                                    --------------------------------------------
                                    By: Terry L. Robinson, President and
                                    Chief Executive Officer